EXHIBIT 10.20
-------------
                           LOAN AND PLEDGE AGREEMENT
                           -------------------------

     LOAN AND PLEDGE AGREEMENT dated as of May 10, 2000, between JOSTENS, INC., a Minnesota corporation (the "Lender"), and Robert C. Buhrmaster (the "Borrower").

     The parties hereto agree as follows:

     1.   Amount and Terms of the Loan.
          ----------------------------

          1.1. The Loan.  On the terms and subject to the conditions of this
               --------
Agreement, the Lender agrees to lend $1,010,025 to the Borrower for the purpose of enabling the Borrower to finance or refinance the purchase of shares of Class A Common Stock of the Lender, par value $0.33? per share (the "Purchased Shares"), pursuant to the Jostens, Inc. 2000 Stock Loan Plan (the "Plan"). Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan.

          1.2. Maturity Date.
               -------------

          (a) Subject to the prepayment provisions of subsections 1.3 and 1.4, the acceleration provisions set forth below and in Section 3 below and the extension provision set forth in Section 1.2(b), the Loan shall mature on May 10, 2005 (the "Maturity Date"). Notwithstanding the foregoing, all principal and accrued but unpaid interest outstanding under the Loan will automatically become due and payable on the date the Borrower's employment with the Lender and any of its Subsidiaries terminates if the Borrower terminates employment before age 65 unless his employment (i) terminates by reason of his death or Permanent Disability, (ii) is terminated for a reason other than Cause or (iii) is terminated by the Borrower for Good Reason.

          (b) In the event that, prior to the Maturity Date, the Lender has not completed an "Initial Public Offering" or an "Approved Sale" (as such terms are defined in Borrower's Stock Option Agreement pursuant to Lender's Stock Incentive Plan), and if at least 90% of the cumulative EBITDA target for 2004 set forth on Exhibit 2 to Borrower's Stock Option Agreement has been achieved, Borrower shall be entitled to extend the term of the Loan until May 10, 2007, and such extension shall be effective upon written notice to Lender.

          1.3. Mandatory Prepayments and Interest Payments.
               -------------------------------------------

          (a) In the event that any cash dividend or distribution is paid by the Lender with respect to any Pledged Property relating to the Loan, the Borrower shall make a mandatory prepayment with respect to the Loan equal to the amount of such dividend or distribution, which shall be applied first to accrued but unpaid interest under the Loan, then to principal. Notwithstanding the foregoing, in the event that the Committee under the Plan determines that the Borrower would recognize a net increase in taxable income from the receipt of any such dividends or distributions after giving effect to any deduction for the related payment under the Loan, the Committee may in its discretion permit the Borrower to retain a portion of the dividends or distributions so as to be able to pay all or part of his related increase in taxes.

          (b) Interest shall be compounded quarterly during the term of a Loan; provided however, that the Borrower shall be entitled instead to pay such quarterly interest in cash to the Lender.

          1.4  Optional Prepayments.
               --------------------

          (a) The Borrower may make voluntary prepayments on the Loan at any time without penalty in such minimum amounts as the Committee may determine, which shall be applied first to accrued but unpaid interest, and then to principal.

          (b) In the event that the Borrower at any time desires to obtain a release of all or part of any Pledged Property securing the Loan, whether for the purpose of selling such Pledged Property or otherwise, as a condition to the release, the Borrower shall make arrangements satisfactory to the Lender for the prepayment by the Borrower of an amount equal to the higher of (i) a percentage of the outstanding Loan balance as of the date of the release equal to the percentage in value of the Pledged Property sought to be released and (ii) a sufficient portion of the outstanding Loan balance so that the amount of the outstanding Loan balance remaining unpaid after giving effect to such payment does not exceed 100% of the fair market value of the Pledged Property, as determined in good faith by the Committee, that will remain subject to this Agreement after giving effect to the release, which shall be applied first to accrued but unpaid interest under the Loan, then to principal.

          1.5. Evidence of Borrowing.  The Loan will be evidenced by a
               ---------------------
promissory note in substantially the form attached as Exhibit A to this Agreement (the "Note"). The Borrower will promptly execute and deliver to the Lender any other instruments evidencing the Loan reasonably requested by the Lender.

     2.   Security.
          --------

          2.1. Grant of Security Interest.  As security for the Borrower's
               --------------------------
performance of this Agreement and the Borrower's indefeasible payment in full of the Loan and all interest thereon in accordance with this Agreement, the Borrower hereby pledges, hypothecates, assigns, transfers and delivers to the Lender and grants the Lender a continuing security interest in the Borrower's right, title and interest in and to the Pledged Property, to have and to hold, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the Lender, its successors and assigns, forever, subject to the terms and conditions of this Agreement. The Pledged Property shall initially be as set forth in Schedule A attached hereto.

          2.2. Perfection of Security Interest.  Simultaneously with the
               -------------------------------
execution and delivery of this Agreement, the Borrower will deliver to the Lender all instruments and certificates evidencing the Pledged Property and will execute and deliver to the Lender stock powers or assignments in such forms as may reasonably be requested by the Lender with respect to each such instrument or certificate. The Borrower will perform all additional acts and execute all other documents reasonably requested by the Lender at any time to further evidence, perfect, maintain and enforce the Lender's security interest in the Pledged Property. The Borrower will not pledge, hypothecate or grant a security interest in any of the Pledged Property to any other person without the prior written consent of the Lender.

          2.3. Voting and Other Rights of the Borrower and the Lender.
               ------------------------------------------------------
Simultaneously with the execution and delivery of this Agreement, the Borrower will execute and deliver to the Lender a proxy in the form attached as Exhibit B hereto (the "Proxy"). So long as no Event of Default (as described in subsection 3.1) has occurred and is continuing, the Borrower will be entitled to vote and to exercise all other rights and remedies with respect to the Pledged Property. Upon the occurrence and during the continuance of an Event of Default, the Proxy will automatically become effective pursuant to its terms, and the Lender or its substituted proxy will have the right to vote and to exercise all other rights and remedies with respect to the Pledged Property.

          2.4. Release of Collateral.  In the event of any prepayment of
               ---------------------
principal under the Loan, the Lender will release from the pledge under this Agreement a portion of the Pledged Property equal to the percentage of the outstanding principal balance so paid, provided, that (i) the Lender will retain Pledged Property with an aggregate fair market value, as determined in good faith by the Committee, equal to at least one hundred percent (100%) of the outstanding Loan balance as of the date of the prepayment (after giving effect to the prepayment) and (ii) to the extent any of the released Pledged Property is subject to restriction under section 6 of the Plan, the Lender will retain custody of the property until the end of the Restricted Period.

     3.   Events of Default.
          -----------------

          3.1. Events of Default.  For purposes of this Agreement, any of the
               -----------------
following events will constitute an Event of Default:

          (a) the Borrower fails to pay any amount due under the Loan and the default remains uncured for a period of (10) days after the date the Lender gives the Borrower notice of the default;

          (b) the Borrower defaults under or breaches any other covenant, representation or warranty under the Note, this Agreement or any other agreement under the Plan and the default or breach remains uncured for a period of thirty (30) days after the date the Lender gives the Borrower notice of his default or breach;

          (c) the Borrower applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of any of his property, admits in writing his inability to pay his debts as they mature, makes a general assignment as a bankrupt or insolvent or is the subject of an order for relief under Chapter 13 of the United States Bankruptcy Code or files a voluntary petition in bankruptcy or a petition or answer seeking an arrangement with creditors to take advantage of any bankruptcy, insolvency, readjustment or debt or liquidation law or statute, or an answer admitting the material allegations of a petition filed against him in any proceeding under any such law; or

          (d) any court of competent jurisdiction enters an order, judgment or decree, without the application, approval or consent of the Borrower, approving a petition appointing a receiver, trustee, custodian or liquidator of all or a substantial part of the assets of the Borrower, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days.

          3.2. Consequences of Events of Default. If an Event of Default
               ---------------------------------
occurs, the Lender may foreclose on the Pledged Property and may otherwise enforce its rights under the Plan, the Note and any other agreement entered into under the Plan.

     4.   General.
          -------

          4.1. Compliance with Withholding.  The Lender shall have the right to
               ---------------------------
require the Borrower to pay to the Lender the amount of any taxes that are required to be withheld in connection with any repayment of a Loan, any release of Pledged Property or any sale of Pledged Property. To the extent permitted by the Committee, the Borrower may elect to have any distribution otherwise required to be made under this Agreement to be withheld to fulfill any tax withholding obligation.

          4.2. Amendment and Waiver.  This Agreement may only be amended by
               --------------------
written agreement of the Borrower and the Lender.

          4.3. Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party; but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          4.4. Complete Agreement.  This document and the documents referred to
               ------------------
herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which relate to the subject matter hereof.

          4.5. Governing Law.  The provisions of this Agreement shall be
               -------------
construed in accordance with the internal laws of the State of Minnesota.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.


BORROWER                                       JOSTENS, INC.

/s/ Robert C. Buhrmaster                       By: /s/ Lee U. McGrath

Robert C. Buhrmaster                           Its: Vice President and Treasurer

                                                                      Schedule A


Pledged Property
----------------

40,001 shares of Class A common stock of Jostens, Inc.

                                                                       Exhibit A

                            FORM OF PROMISSORY NOTE

$                                                                   May __, 2000

     FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay, on or before ______________ to the order of Jostens, Inc. or any successor thereto (the "Lender"), at such place as the Lender shall designate, the principal sum shown above, together with interest from the date hereof on the principal balance outstanding under this Note as provided hereinafter and in the Loan and Pledge Agreement dated the date hereof between the Lender and the Borrower (the "Loan and Pledge Agreement").

     This Note is subject to the terms of the Jostens, Inc. 2000 Stock Loan Plan (the "Plan") and is secured by the Loan and Pledge Agreement and has been delivered by the Borrower pursuant to such Agreement. The holder of this Note is entitled to the benefits of the Loan and Pledge Agreement and may enforce the agreements of the Borrower herein and therein and exercise the remedies provided for hereby and thereby or otherwise in respect of this Note.

     Except as set forth below, from the date hereof interest shall accrue on the outstanding principal amount hereof at the rate set forth in the Plan.

     Interest shall be compounded quarterly during the term of this Note; provided however, that the Borrower shall be entitled instead to pay such quarterly interest in cash to the Lender.

     Payments of both principal and interest hereunder shall be made in lawful money of the United States of America. This Note may be prepaid, in whole or in part, at any time without premium or penalty.

     If an Event of Default (as that term is defined in the Loan and Pledge Agreement) shall occur, all principal and accrued but unpaid interest payable under this Note shall accelerate and become immediately due and payable without any presentment, demand, protest, or other notice of any kind and, until repaid in full, all amounts due hereunder, including without limitation interest due hereunder, shall bear interest at an annual rate equal to the lower of (A) two percent (2%) higher than the rate calculated pursuant to the calculation set forth above and (B) the highest rate, if any, permitted at law.

     If legal action is necessary to collect any amount due hereunder, Borrower shall be liable for the payment of reasonable attorney's fees and the costs of Lender incurred to others in connection with such collection.

     The Borrower hereby agrees to be personally liable for payment of this Note.

     This Note is to be governed by and construed in accordance with the laws of the State of Minnesota. In any action brought under or arising out of this Note, the undersigned hereby consents to the jurisdiction of any competent court within the State of Minnesota and consents to service of process by any means authorized by Minnesota law.


                                       BORROWER



                                       _______________________________
                                       Name:

                                                                       Exhibit B

                                 FORM OF PROXY


     The undersigned hereby revokes any previous or contemporaneous proxies and appoints _______________ as attorney and proxy of the undersigned to cause notice to be given with respect to and to attend any and all meetings of shareholders of Jostens, Inc., a Minnesota corporation (the "Company"), to vote all shares of capital stock of the Company owned by the undersigned and pledged to the Company (the "Pledged Shares") pursuant to the Loan and Pledge Agreement dated May 10, 2000 between the Company and the undersigned (the "Loan and Pledge Agreement"), and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present.

     This proxy shall become effective immediately, without further action by the undersigned, upon an Event of Default under the Loan and Pledge Agreement occurs, and shall remain in effect until such Event of Default shall be remedied by the undersigned.

     This proxy shall be deemed to be a proxy coupled with an interest and is irrevocable and has been granted pursuant to Section 2.3 of the Loan and Pledge Agreement.

     The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy (immediately upon its becoming effective as set forth above) and any substitution or revocation with the Secretary of the Company.



Dated: May ___, 2000                By:  ________________________

                                 JOSTENS, INC.
                              STOCK INCENTIVE PLAN

     l.   Establishment and Purpose of the Plan.  This Management Stock
          -------------------------------------
Incentive Plan (the "Plan") is established by Jostens, Inc., a Minnesota corporation (the "Company"), as of May 10, 2000. The Plan is designed to enable the Company to attract, retain and motivate directors, members of the management and certain other officers and key employees of the Company, and its subsidiaries, by providing for or increasing their proprietary interest in the Company. The Plan provides for the grant of options ("Options") that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Options that do not so qualify ("Non-Qualified Options"), for the grant of stock appreciation rights ("Stock Appreciation Rights") and for the sale or grant of restricted stock ("Restricted Stock").

     2.   Stock Subject to Plan.  The number of shares of stock that may be
          ---------------------
subject to Options or Stock Appreciation Rights granted hereunder plus the number of shares of stock that may be granted or sold as Restricted Stock hereunder shall not in the aggregate exceed 676,907 shares of the Company's Class A Common Stock (the "Shares"), subject to adjustment under Section 13 hereof; provided further that the number of Shares that a Participant (as hereinafter defined) may receive pursuant to the Plan shall in no event exceed 300,000 in any year. The Shares that may be subject to Options granted and Restricted Stock sold or granted under the Plan may be authorized and unissued Shares or Shares reacquired by the Company and held as treasury stock.

     Shares that are subject to the unexercised portions of any Options that expire, terminate or are canceled, and Shares that are subject to any Stock Appreciation Rights that expire, terminate or are canceled, and Shares of Restricted Stock that are reacquired by the Company pursuant to the restrictions thereon, shall again be available for the grant of Options or Stock Appreciation Rights and the sale or grant of Restricted Stock under the Plan. If a Stock Appreciation Right is exercised, any Option or portion thereof that is surrendered in connection with such exercise shall terminate and the Shares theretofore subject to the Option or portion thereof shall not be available for further use under the Plan.

     3.   Shares Subject to Articles of Incorporation.  All Shares issuable
          -------------------------------------------
under Options or Stock Appreciation Rights and all Shares of Restricted Stock sold or granted pursuant to this Plan shall be subject to the terms and restrictions contained in the Articles of Incorporation of the Company. A copy of the Articles of Incorporation shall be delivered to the recipient of an Option, Stock Appreciation Right or Restricted Stock at the time of grant or issuance.

     4.   Administration of the Plan.  The Plan shall be administered by a
          --------------------------
committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company. If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. The Board shall have the discretion to add, remove or replace members of the Committee, and shall have the sole authority to fill vacancies on the Committee.

     All actions of the Committee shall be authorized by a majority vote thereof at a duly called meeting. The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the agreements and other instruments evidencing Options and Stock Appreciation Rights granted and Restricted Stock sold or granted under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon the Participants, as hereinafter defined. Notwithstanding the foregoing, any dispute arising under any Agreement (as defined below) shall be resolved pursuant to the dispute resolution mechanism set forth in such Agreement.

     Subject to the express provisions of the Plan, the Committee shall determine the number of Shares subject to grants or sales and the terms thereof, including the provisions relating to the exercisability of Options and Stock Appreciation Rights, lapse and non-lapse restrictions upon the Shares obtained or obtainable under the Plan and the termination and/or forfeiture of Options and Stock Appreciation Rights and Restricted Stock under the Plan. The terms upon which Options and Stock Appreciation Rights are granted and Restricted Stock is sold or granted shall be evidenced by a written agreement, executed by the Company and the Participant (each, an "Agreement"), containing such terms and conditions as may be approved by the Committee; provided that such terms and conditions are not inconsistent with the express conditions of the Plan.

     5.   Eligibility.  Persons who shall be eligible for grants of Options
          -----------
or Stock Appreciation Rights or sales or grants of Restricted Stock hereunder shall be those directors, officers and employees of the Company or a subsidiary of the Company who are members of a select group of directors, management and other key employees that the Committee may from time to time designate to participate under the Plan ("Participants") through grants of Non-Qualified Options, Incentive Stock Options and, if applicable, Stock Appreciation Rights, and/or through sales or grants of Restricted Stock.

     6.   Terms and Conditions of Options.  No Incentive Stock Option shall
          -------------------------------
be granted for a term of more than ten years and no Non-Qualified Option shall be granted for a term of more than ten (10) years and thirty (30) days. Options may, in the discretion of the Committee, be granted with associated Stock Appreciation Rights or be amended so as to provide for associated Stock Appreciation Rights. The Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee as long as such terms, conditions and provisions are not inconsistent with the Plan. The Committee shall designate as such those Options intended to be eligible to qualify and be treated as Incentive Stock Options and, correspondingly, those Options not intended to be eligible to qualify and be treated as Incentive Stock Options.

     7.   Exercise Price of Options.  The exercise price for each Non-Qualified
          -------------------------
Option granted hereunder shall be set forth in the Agreement. For so long as required under Section 422 of the Code and the regulations promulgated thereunder (or any successor statute or rules), the exercise price of any Option intended to be eligible to qualify and be treated as an Incentive Stock Option shall not be less than the fair market value of the Shares on the date such Incentive

Stock Option is granted, except that if such Incentive Stock Option is granted to a Participant who on the date of grant is treated under Section 424(d) of the Code as owning stock (not including stock purchasable under outstanding options) possessing more than ten percent of the total combined voting power of all classes of the Company's stock, the exercise price shall not be less than one hundred ten percent (110%) of the fair market value of the Shares on the date such Incentive Stock Option is granted.

     The fair market value of Shares for the purposes of this Plan shall be determined by the Board, whose valuation shall be binding upon each Optionee.

     Payment for Shares purchased upon exercise of any Option granted hereunder shall be in cash at the time of exercise, except that, if either the Agreement so provides or the Committee so permits, and if the Company is not then prohibited from doing so, such payment may be made in whole or in part with surrendered or withheld shares of stock of the same class as the stock then subject to the Option. The Committee also may on an individual basis permit payment or agree to permit payment by such other alternative means as may be lawful, including by delivery of an executed exercise notice together with irrevocable instructions to a broker promptly to deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

     8.   Non-transferability.  Unless provided otherwise in the Agreement,
          -------------------
any Option granted under this Plan shall by its terms be nontransferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

     9.   Incentive Stock Options.  The provisions of the Plan are intended
          -----------------------
to satisfy the requirements set forth in Section 422 of the Code and the regulations promulgated thereunder (including the aggregate fair market value limits set forth in Section 422(d) of the Code) with respect to Incentive Stock Options granted under the Plan. For so long as required under Section 422 of the Code and the regulations promulgated thereunder (or any successor statute or rules), during the term of the Plan, the aggregate fair market value of the Shares with respect to which Incentive Stock Options are first exercisable by a Participant during any calendar year shall not exceed $100,000. For the purpose of this Section 9, the fair market value of the Shares shall be determined at the time the Incentive Stock Option is granted.

     10.  Stock Appreciation Rights.  The Committee may, under such terms and
          -------------------------
conditions as it deems appropriate, grant to any Participant selected by the Committee Stock Appreciation Rights, which may or may not be associated with Options. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount equal to the excess of the fair market value, as defined by the Committee, of the underlying Shares on the date of exercise over the Stock Appreciation Right's exercise price. Such payment may be made in additional Shares valued at their fair market value on the date of exercise or in cash, or partly in Shares and partly in cash, as the Committee may designate. The Committee may require that any Stock Appreciation Right shall be subject to the condition that the Committee may at any time in its absolute discretion not allow the exercise of such Stock Appreciation Right.

     11.  Restricted Stock.  The Committee may sell or grant Restricted
          ----------------
Stock under the Plan (either independently or in connection with the exercise of Options or Stock Appreciation Rights under the Plan) to Participants selected by the Committee. The Committee shall in each case determine the number of Shares of Restricted Stock to be sold or granted, the price at which such Shares are sold, if applicable, and the terms and duration of the restrictions to be imposed upon those Shares.

     12.  Investment Representation.  Each Agreement may contain an agreement
          -------------------------
that, upon demand by the Committee for such a representation, the optionee shall deliver to the Committee at the time of any exercise of an Option a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any Shares.

     13.  Adjustments; Acceleration.  In the event of any one or more
          -------------------------
reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, extraordinary dividends, or distributions, or similar events, an appropriate adjustment shall be made in the number, exercise or sale price and/or type of shares or securities for which Options or Stock Appreciation Rights may thereafter be granted and Restricted Stock may thereafter be sold or granted under the Plan. The Committee also shall designate the appropriate changes that shall be made in Options or Stock Appreciation Rights, or rights to purchase Restricted Stock under the Plan, so as to preserve the value of any such Options, Stock Appreciation Rights or Restricted Stock. Any such adjustment in outstanding Options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options. Any such adjustments in outstanding rights to purchase Restricted Stock shall be made without changing the aggregate purchase price of such Restricted Stock. The Board or the Committee may at any time accelerate all or any portion of unexercisable Options granted to any holder or holders under the Plan without the consent of the affected holder or holders of such Options.

     14.  Duration of Plan.  Options may not be granted and Restricted Stock
          ----------------
may not be sold or granted under the Plan after May 10, 2010.

     15.  Amendment and Termination of the Plan. The Board may at any time
          -------------------------------------
amend, suspend or terminate the Plan. The Committee may amend the Plan or any Agreement issued hereunder to the extent necessary for any Option or Stock Appreciation Right granted or Restricted Stock sold or granted under the Plan to comply with applicable tax or securities laws. If the Board determines that the approval of such action by the stockholders of the Company is advisable or necessary for compliance with applicable securities law, tax law, stock exchange requirement or other applicable federal or state law, no such action of the Board or the Committee shall be permitted unless taken with or ratified by such approval.

     No Option or Stock Appreciation Right may be granted or Restricted Stock sold or granted during any suspension of the Plan or after the termination of the Plan. No amendment, suspension or termination of the Plan or of any Agreement issued hereunder shall, without the consent of the affected holder of such Option or Stock Appreciation Right or Restricted Stock, adversely alter or otherwise impair any rights or obligations in any Option or Stock Appreciation Right or Restricted Stock theretofore granted or sold to such holder under the Plan.

     16.  Nature of Plan.  This Plan is intended to qualify as a compensatory
          --------------
benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended. This Plan is intended to constitute an unfunded arrangement for a select group of directors, management and other key employees.

     17.  Cancellation of Options.  Any Option granted under the Plan may be
          -----------------------
canceled at any time with the consent of the holder and a new Option may be granted to such holder in lieu thereof.

     18.  Withholding Taxes.  Whenever Shares are to be issued with respect to
          -----------------
the exercise of Options or amounts are to be paid or income earned with respect to Stock Appreciation Rights or Restricted Stock under the Plan, the Committee in its discretion may require the Participant to remit to the Company, prior to the delivery of any certificate or certificates for such Shares or the payment of any such amounts, all or any part of the amount determined in the Committee's discretion to be sufficient to satisfy federal, state and local withholding tax obligations (the "Withholding Obligation") that the Company or its counsel determines may arise with respect to such exercise, issuance or payment. Pursuant to a procedure established by the Committee or as set forth in the Agreement, the Participant may (i) request the Company to withhold delivery of a sufficient number of Shares or a sufficient amount of the Participant's compensation or (ii) deliver a sufficient number of previously-issued Shares, to satisfy the Withholding Obligation, which Shares have been owned by the Optionee for at least six (6) months with an aggregate Fair Market Value equal to the minimum statutory amount of the federal, state, local and other taxes required to be withheld.

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